Payment Date:  05/27/97

                   COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-1

                                                                             Current Payment Information
Class Information

                      Beginning         Pass Thru    Principal       Interest      Total         Interest      Ending Certificate
Class Code    Name    Cert. Bal.           Rate      Dist. Amt.      Dist. Amt.    Dist.         Shortfalls    Balance
----------    ----    ----------        ---------    ----------      ----------    -----         ----------    ------------------
2343          A-1     178,783,039.12     5.918750%     1,402,001.84    940,597.43  2,342,599.27  0.00          177,381,037.28
2344          A-2      38,429,152.73     5.798750%     1,501,472.74    198,080.93  1,699,553.68  0.00           36,927,679.99
2345          A-3      35,000,000.00     6.675000%             0.00    194,687.50    194,687.50  0.00           35,000,000.00
2346          A-4      14,677,000.00     6.950000%             0.00     85,004.29     85,004.29  0.00           14,677,000.00
2348          A-5      15,623,000.00     7.225000%             0.00     94,063.48     94,063.48  0.00           15,623,000.00
----            -     --------------     --------      ------------  ------------  ------------  ----          --------------
Totals         -      282,512,191.85                   2,903,474.58  1,512,433.64  4,415,908.22  0.00          279,608,717.27


Class Information   Original Certificate Information               Factors per $1,000

                 Original          Pass Thru    Cusip      Principal      Interest     Ending
  Type    Name   Cert. Bal.          Rate       Numbers      Dist.          Dist.      Cert. Bal
  ----    ----   ----------        ---------    -------    ---------      --------     ----------
Floater    A-1   183,000,000.00     5.918750%   126671AD8    7.66121223   5.13987669     969.29528568
Floater    A-2    40,700,000.00     5.798750%   126671AE6   36.89122218   4.86685339     907.31400461
Fixed      A-3    35,000,000.00     6.675000%   126671AF3    0.00000000   5.56250000    1000.00000000
Fixed      A-4    14,677,000.00     6.950000%   126671AG1    0.00000000   5.79166667    1000.00000000
Fixed      A-5    15,623,000.00     7.225000%   126671AH9    0.00000000   6.02083333   54.05882352941
             -   --------------     --------    ---------   -----------   ----------   --------------
Totals      -    289,000,000.00          -          -       10.04662485   5.23333438    967.504211998


COUNTRYWIDE ASSET BACKED SECURITIES, INC.
ASSET-BACKED CERTIFICATES, SERIES 1997-1


COLLATERAL INFORMATION

Group 1
Beginning Principal Balance               179,885,969.53
Scheduled Principal Payment                   101,113.84
Prepayment Amount                             942,432.92
Ending Principal Balance                  178,842,422.77

Subordinated Deficit Amount                         0.00
Subordinated Increase Amount                  358,455.08
Required Subordinated Amount                4,211,709.69
Subordinated Amount                         1,461,385.49
Carry-Forward Amount                                0.00
Insured Payment                                     0.00

Group 2
Beginning Principal Balance               104,350,306.24
Scheduled Principal Payment                   148,877.78
Prepayment Amount                           1,072,560.29
Ending Principal Balance                  103,128,868.17

Subordinated Deficit Amount                         0.00
Subordinated Increase Amount                  280,034.67
Required Subordinated Amount                5,512,058.33
Subordinated Amount                           901,188.18
Carry-Forward Amount                                0.00
Insured Payment                                     0.00


FEES & ADVANCES

Monthly master servicer fees paid
                         Group 1               73,956.19
                         Group 2                1,297.35

Advances included in this distribution
                         Group 1               30,330.69
                         Group 2               11,911.39


CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT

Amount paid                               0.00
Amount remaining                          0.00

LIQUADATION AND LOSSES INFORMATION

                                                             Group 1     Group 2
                                                             -------     -------
Liquated Loan #                                                  0            0
  Stated Principal Balance                                    0.00         0.00
  Realized Losses                                             0.00         0.00
Liquated Loan #                                                  0            0
  Stated Principal Balance                                    0.00         0.00
  Realized Losses                                             0.00         0.00
Aggregate Stated Principal Balance of all Liquidated Loans    0.00         0.00

Total realized losses (this period)                           0.00
Cumulative losses (from Cut-Off)                              0.00


                       GROUP 1 DELINQUENCY INFORMATION

   Period            Loan Count        Ending Stated Balance
   ------            ----------        ---------------------
   1 month           37                   3,034,902.79
  2 months            4                     289,749.37
  3+ months           1                     111,000.00
Foreclosures          7                     714,987.88
   Totals            42                   3,435,652.16


                       GROUP 2 DELINQUENCY INFORMATION

    Period           Loan Count        Ending Stated Balance
    ------           ----------        ---------------------
    1 month          18                   1,141,144.47
   2 months           1                      20,994.45
   3+ months          1                      66,000.00
 Foreclosures         6                     273,933.53
    Totals           26                   1,502,072.45


TOTAL REO INFORMATION

                                            Group 1          Group 2
                                            -------          -------
Total Number of REO Properties                 0                   0
Total Principal Balance of REO Properties   0.00                0.00

NEW REO INFORMATION

(Mortgage Loans that became REO Properties during the preceeding calendar month)

Loan Number       Loan Group          Stated Principal Balance
-----------       ----------          ------------------------
0                   Group 1                  0.00
0                   Group 2                  0.00